UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2009

Universal Travel Group
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51516 (Commission File Number)	90-0296536 (I.R.S. Employer Identification No.)

Shennan Road, Hualian Center, Room 301 - 309 Shenzhen, People’s Republic of China (Address of principal executive offices) (zip code)

86 755 836 68489 (Registrant’s telephone number, including area code)

Not Applicable .
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Subscription Agreement

On December 10, 2009, the Company entered  into a Subscription Agreements with certain investors to sell to them an aggregate of 2,222,222  shares of common stock of the Company, par value $0.001 (the “Shares”) for a purchase price of $9.00 per share and an aggregate purchase consideration of $19,999,998.

 The offer and sale of the Shares were made pursuant to an effective Registration Statement on Form S-3 (Registration No. 333- 161139)  initially filed with the Securities and Exchange Commission on August 7, 2009 and amended on November 2, 2009. The Registration Statement was declared   effective on November 5, 2009.

In order to induce the Investors into entering into the Subscription Agreements, the Company agreed  that it will not, for a period of sixty (60) days from the date of  the Subscription Agreement (the “Lock-Up Period”) without the prior written consent of its placement agent, Brean Murray, Carret & Co., LLC (“Brean Murray”), directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock, other than the Company’s sale of the Shares and the issuance of restricted common stock or options to acquire common stock pursuant to the Company’s employee benefit plans, qualified stock option plans or other employee compensation plans as such plans are in existence as of the date of the Subscription Agreement and the issuance of common stock pursuant to the valid exercises of options, warrants or rights outstanding.

 In addition, in order to induce the Investors into entering into the Subscription Agreements, Ms. Jiangping Jiang, the Company’s Chief Executive Officer, executed a letter agreement pursuant to which she agreed that during the Lock Up Period, that she will  not  directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, or announce the intention to otherwise dispose of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock, not to engage in any swap, hedge or similar agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of common stock or any such securities and not to engage in any short selling of any common stock or any such securities, without the prior written consent of Brean Murray.

The Company also agreed that during such period, other than for the sale of the Shares, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, common stock or any securities convertible into or exercisable or exchangeable for common stock, except for a registration statement on Form S-8 relating to employee benefit plans.

The sale and purchase of the Shares pursuant to the Subscription Agreements closed on December 15, 2009.

Placement Agent Agreement

On December 10, 2009, the Company entered into a Placement Agent Agreement with Brean Murray, Carret & Co, LLC to appoint Brean Murray as sole placement agent for the sale of the Shares.   As compensation for such services, the Company agreed to  pay to Brean Murray an aggregate amount equal to 5% of the gross proceeds received by the Company from the sale of the Shares.

Additionally, the Company agreed to pay, or reimburse if paid by Brean Murray (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares to the Investors and any taxes payable in that connection; (b) the costs incident to the registration of the Shares under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package, the Final Prospectus, any amendments, supplements and exhibits thereto or any document incorporated by reference therein and the costs of printing, reproducing and distributing the Placeemnt Agent Agreement, the Subscription Agreements and any closing documents by mail, telex or other means of communications; (d) any applicable listing or other fees; (e) the fees and expenses (including related fees and expenses of counsel to the Placement Agent) of qualifying the Shares under the securities laws of the relevant jurisdictions the Shares are offered for sale and of preparing, printing and distributing wrappers, Blue Sky Memoranda and Legal Investment Surveys; (f) the cost of preparing and printing stock certificates; (g) all fees and expenses of the registrar and transfer agent of the  Shares; (h) the fees, disbursements and expenses of counsel to the Placement Agent (i) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the officers of the Company and such consultants, including the cost of any aircraft chartered in connection with the road show, and (j) all other costs and expenses incident to the offering of the Shares or the performance of the obligations of the Company under this Placement Agent Agreement (including, without limitation, the fees and expenses of the Company’s counsel and the Company’s independent accountants); provided that any payment of expenses to be reimbursed by the Company in excess of $5,000 to Placement Agent shall be pre-approved and agreed to by the Company in writing.

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, a copy of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

10.1     Form of Subscription Agreement between Company and Investors dated December 10, 2009.
10.2     Form of Subscription Agreement between Company and Investors dated December 10, 2009.
10.3     Placement Agent Agreement between Company and Brean Murray, Carret & Co., LLC dated December 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2009	UNIVERSAL TRAVEL GROUP

By: /s/ Yizhao Zhang
Yizhao Zhang
Chief Financial Officer